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[LOGO]                   GE INVESTMENTS FUNDS, INC.

                       SUPPLEMENT DATED OCTOBER 15, 2001

                        TO PROSPECTUS DATED MAY 1, 2001

The second sentence of the first paragraph on page 12 of the Prospectus is replaced by the following sentence:

       The Fund defines mid-cap companies to mean companies with capitalizations in the range included in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index"), between $102 million and $12.3 billion as of December 31, 2000.

There is no change to the investment objective and principal investment strategies of the Fund as stated in the Prospectus and Statement of Additional Information.